EXHIBIT 10.27


                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of December 31, 1997, is entered into by and among RADIO ONE, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK OF TEXAS, N.A., as Agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time parties to the hereinafter described Credit Agreement and as a Lender under such Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in such Credit Agreement.

                                    RECITALS

     A. The Borrower and NationsBank of Texas, N.A., as Agent and as the sole initial Lender, entered into that certain Amended and Restated Credit Agreement dated effective May 19, 1997 (as amended, modified, restated, supplemented, renewed, extended, increased, rearranged or substituted from time to time, the "Credit Agreement").

     B. Borrower has requested that NationsBank of Texas, N.A., as Agent and as Lender, amend the Credit Agreement in certain respects and, subject to performance and observance in full of each of the covenants, conditions and other terms set forth below, NationsBank of Texas, N.A., as Agent and as Lender, is willing to agree to such amendments.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

     Subject to the terms and conditions set forth herein, and in reliance upon the representations of the Borrower herein contained, the Borrower and NationsBank of Texas, N.A., as Agent and as Lender, hereby amend the Credit Agreement as follows:

     (a) DEFINITION AMENDED. The definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (iii) thereof, (ii) replacing the punctuation mark "." at the end of clause (iv) thereof with the punctuation mark and word "; and" and
(iii) adding the following new clause (v) at the end of such definition:


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          " (v) loans and  advances to  employees  of the Borrower or any of its
     Restricted Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business, in an aggregate principal amount for the Borrower and its Restricted Subsidiaries for all loans and advances described in this clause (v) not to exceed $50,000 at any time outstanding, provided that the making of any such loan or advance is at the time permitted under Section 4.05 of the Senior Subordinated Notes Indenture."

     (b) AMENDMENT TO ARTICLE VII. Section 7.2 of the Credit Agreement is amended by deleting subsection (e) thereof in its entirety and replacing it with the following:

          "(e) not later than 30 days after the beginning of each fiscal year (or, with respect to fiscal year 1998, not later than 60 days after the beginning of such fiscal year), the budget for the Borrower and the Restricted Subsidiaries, prepared on a monthly basis (the "Budget") for such fiscal year setting forth in satisfactory detail the projected revenues and expenses, including, without limitation, Capital Expenditures, Broadcast Cash Flow, Corporate Overhead Expense and Operating Cash Flow and the underlying assumptions therefor; and"

     SECTION 2. CONDITIONS PRECEDENT

     The amendments to the Credit Agreement set forth above in Section 1 shall not be effective until satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Agent:

     (a) AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT. The parties to the Preferred Stockholders' Agreement shall have duly executed and delivered a written amendment, in form and substance satisfactory to the Agent and substantially identical to the draft amendment previously reviewed by the Agent, amending certain affirmative and negative covenants set forth therein, and the Agent shall have been provided with a copy of such executed amendment.

     (b) REPRESENTATIONS AND WARRANTIES. After giving effect to this First Amendment, all representations and warranties made in this First Amendment, the Credit Agreement and the other Loan Documents shall be true, correct and complete in all material respects.

     (c) FEES AND EXPENSES. Borrower shall have paid to the Agent an amount equal to (i) the fees and expenses of the Agent's counsel incurred in connection with the preparation, negotiation, execution and delivery of this First
Amendment and (ii) the other unpaid fees and expenses previously incurred by such counsel in connection with the consummation, documentation and administration of the transactions contemplated by the Credit Agreement.


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     SECTION 3. REPRESENTATIONS AND WARRANTIES

     In order to induce NationsBank of Texas, N.A., as Agent and as Lender, to enter into this First Amendment, the Borrower represents and warrants that the following statements are true, correct and complete on and as of the date of this First Amendment:

     (a) NO CONFLICTS WITH OTHER DOCUMENTS. The execution and delivery of this First Amendment, the performance of the Credit Agreement as amended hereby and the consummation of the transactions contemplated hereby will not conflict with, violate or result in a default under any of the Senior Subordinated Debt Documents, the Preferred Stock Documents or any other material agreement to which the Borrower is a party or by which it or any of its properties or assets are bound.

     (b) NO DEFAULT. After giving effect to this First Amendment, no Default or Event of Default exists under the Credit Agreement.

     (c) ENFORCEABILITY. This First Amendment constitutes a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms hereof.

     SECTION 4. MISCELLANEOUS

     (a) RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of the Credit Agreement and other Loan Documents or a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or other Loan Documents.

     (b) HEADINGS. Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

     (c) APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     (d) COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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     (e)  FINAL  AGREEMENT.  THIS  FIRST  AMENDMENT,  TOGETHER  WITH THE  CREDIT
AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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     IN WITNESS WHEREOF,  the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          RADIO ONE, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          NATIONSBANK OF TEXAS, N.A., for itself
                                          as a sole Lender and as Agent

                                          By:
                                             -----------------------------------
                                                Whitney L. Busse
                                                Vice President